                                                Exhibit 10(s)












                NEW ENGLAND ELECTRIC COMPANIES'

                INCENTIVE COMPENSATION PLAN III


















                                  Adopted - November 29, 1988
                                  Amended - May 23, 1990
                                  Amended - December 1, 1991
                                  Amended - January 1, 1994
                                  Amended - March 1, 1994
                                  Amended - January 1, 1995
                                  Amended - January 1, 1996

                       TABLE OF CONTENTS
                       -----------------

                                                          Page
                                                          ----



  I.  PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . .1

  II. DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . .1
      2.01   Base Compensation . . . . . . . . . . . . . . . .1
      2.02   Beneficial Owner. . . . . . . . . . . . . . . . .1
      2.03   Board . . . . . . . . . . . . . . . . . . . . . .1
      2.04   Change in Control . . . . . . . . . . . . . . . .1
      2.05   Continuing Directors. . . . . . . . . . . . . . .5
      2.06   Corporate Targets . . . . . . . . . . . . . . . .5
      2.07   Fund. . . . . . . . . . . . . . . . . . . . . . .5
      2.08   Incentive Compensation. . . . . . . . . . . . . .5
      2.09   Low Return Target . . . . . . . . . . . . . . . .6
      2.10   A Major Transaction . . . . . . . . . . . . . . .6
      2.11   Management Committee. . . . . . . . . . . . . . .7
      2.12   New England Electric System . . . . . . . . . . .7
      2.13   Participant . . . . . . . . . . . . . . . . . . .8
      2.14   Person. . . . . . . . . . . . . . . . . . . . . .8
      2.15   Plan Year . . . . . . . . . . . . . . . . . . . .8
      2.16   SBU . . . . . . . . . . . . . . . . . . . . . . .8
      2.17   SBU Head. . . . . . . . . . . . . . . . . . . . .8
      2.18   Senior Incentive Compensation Plan. . . . . . . .9

  III. ADMINISTRATION. . . . . . . . . . . . . . . . . . . . .9
      3.01   Administration and Interpretation.. . . . . . . .9
      3.02   Amendment or Termination. . . . . . . . . . . . .9
      3.03   No Segregation of Assets; No Assignment.. . . . .9
      3.04   Participant List. . . . . . . . . . . . . . . . 10
      3.05   Accounting. . . . . . . . . . . . . . . . . . . 10

  IV. PARTICIPATION. . . . . . . . . . . . . . . . . . . . . 10
      4.01   Selection.. . . . . . . . . . . . . . . . . . . 10
      4.02   Notification. . . . . . . . . . . . . . . . . . 10
      4.03   Goals.. . . . . . . . . . . . . . . . . . . . . 10

  V.  PARTICIPANTS' COMPENSATION . . . . . . . . . . . . . . 11
      5.01   Base Compensation and Incentive Compensation. . 11

VI.   BASE COMPENSATION. . . . . . . . . . . . . . . . . . . 11
      6.01   Performance Evaluation. . . . . . . . . . . . . 11

  VII. INCENTIVE COMPENSATION. . . . . . . . . . . . . . . . 11
      7.01   Incentive Compensation Amounts. . . . . . . . . 11
      7.02   Criteria for Determining Incentive
             Compensation. . . . . . . . . . . . . . . . . . 12
      7.03   Notification of Award.. . . . . . . . . . . . . 12
      7.04   Cooperation of Others.. . . . . . . . . . . . . 12

  VIII.      INCENTIVE COMPENSATION FUND . . . . . . . . . . 12
      8.01   Calculation.. . . . . . . . . . . . . . . . . . 12
      8.02   Scaling.. . . . . . . . . . . . . . . . . . . . 13
      8.03   Minimum Performance Requirement.. . . . . . . . 13

  IX. PAYMENT UPON CHANGE OF CONTROL . . . . . . . . . . . . 14
      9.01   Change of Control.. . . . . . . . . . . . . . . 14

  X.  GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . 14
      10.01  Other Benefit Plans.. . . . . . . . . . . . . . 14
      10.02  Termination of Participation;
             Interplan Transfer. . . . . . . . . . . . . . . 15
      10.03  Future Employment.. . . . . . . . . . . . . . . 15
      10.04  Headings. . . . . . . . . . . . . . . . . . . . 15
      10.05  Gender and Number.. . . . . . . . . . . . . . . 15
      10.06  Governing Law.. . . . . . . . . . . . . . . . . 16
      10.07  Effective Date. . . . . . . . . . . . . . . . . 16


  SIGNATURE

                NEW ENGLAND ELECTRIC COMPANIES'
                INCENTIVE COMPENSATION PLAN III
                -------------------------------

  I.     PURPOSE
    -------

    The purpose of this Incentive Compensation Plan III (the
  Plan) is to achieve and maintain a high level of corporate performance by making it possible for executives whose efforts and responsibilities have an influence on corporate earnings to earn compensation rewards in proportion to (i) measured corporate performance and (ii) the individual executive's contribution.

  II.    DEFINITIONS
    -----------

    2.01 Base Compensation means the compensation referred to in Section 6.01.

    2.02 Beneficial Owner shall have the meaning defined in Rule 13d-3 under the Exchange Act.

    2.03 Board means the Board of Directors of New England
  Electric System.

    2.04 Change in Control occurs when:
         (a)  Through March 15, 1995:
              (i)   any person, firm, corporation,
                      organization, or association of persons
                      or organizations acting in concert
                      (excluding any qualified employee
                      benefit plan of the System) acquires
                      more than 20% of the outstanding Shares, whether in whole or in part, by means of an offer made publicly to the holders of all or substantially all of the outstanding Shares to acquire Shares for cash, other property, or a combination thereof or by any other means, unless the transaction is consented to by vote of a majority of the Continuing Directors;

              (ii)  New England Electric System transfers
                      all or a substantial part of its assets
                      to another person, firm, corporation,
                      organization, or association of persons
                      or organizations acting in concert

                    (excluding a subsidiary controlled by
                      New England Electric System itself),
                      unless the transaction is consented to
                      by vote of a majority of the Continuing
                      Directors;

              (iii) New England Electric System consolidates
                      or merges with or into any person, firm, corporation, organization, or association of persons or organizations, unless the transaction is consented to by vote of a majority of the Continuing Directors; or

              (iv)  during any period of 24 consecutive
                      months, individuals who at the beginning of such 24-month period were directors of New England Electric System shall cease to constitute a majority of the Board, unless (a) the remaining directors who were directors at the beginning of such period, and (b) any other directors whose election was approved in advance by directors representing a majority of the directors then in office who were directors at the
                      beginning of such period constitute a
                      majority of the Board; and

         (b) After January 1, 1995, the conditions set forth in either of the following paragraphs shall have been satisfied:
              (i)   any Person is or becomes the Beneficial
                      Owner, directly or indirectly, of
                      securities of New England Electric
                      System (not including in the securities
                      beneficially owned by such Person any
                      securities acquired directly from New
                      England Electric System or its
                      affiliates) representing 20% or more of
                      the combined voting power of New England
                      Electric System's then outstanding
                      securities; or
              (ii)  during any period of not more than two
                      consecutive years on or after January 1, 1995, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered
                      into an agreement with New England
                      Electric System to effect a transaction
                      described in clause (i) of this
                      paragraph) whose election by the Board
                      or nomination for election by New
                      England Electric System's shareholders
                      was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the Board.

    2.05 Continuing Directors means, as of the date of determination, any director who was a member of the Board on January 1, 1990, or who was recommended for his initial term of office by a majority of the Continuing Directors in office at the time of such recommendation, but excludes any director who, together with his affiliates, is the beneficial owner of 20% or more of the outstanding Shares (excluding securities beneficially owned by reason of being a trustee of any employee benefit plan of the System).

    2.06 Corporate Targets means the same return on common equity targets and cents per kilowatthour targets found in
  Article IV of the Senior Incentive Compensation Plan for the
  Plan Year.

    2.07 Fund means the fund established for each SBU for each year as provided in Section 8.01.

    2.08 Incentive Compensation means the award made from the Fund to each Participant in accordance with Section 7.01.

    2.09 Low Return Target means the same low equity return target provided in the Senior Incentive Compensation Plan for the Plan Year.

    2.10 A Major Transaction shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:
         (a)  the shareholders of New England Electric
                System approve a merger or consolidation with any corporation or business trust, other than
                (i) a merger or consolidation which would result in the individuals who prior to such merger or consolidation constitute the Board constituting at least two-thirds of the board of directors of New England Electric System or
                the surviving or succeeding entity immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization (or similar trasaction) in which no Person acquires more than 20% of the combined voting power of New England Electric System's then outstanding securities;
         (b)  the shareholders of New England Electric
                System approve a plan of complete liquidation thereof; or
         (c) the shareholder of New England Electric System approve an agreement for the sale or disposition of all or substantially all of New England Electric System's assets, other than a sale or disposition which would result in the individuals who prior to such sale or disposition constitute the Board constituting at least two-thirds of the board of directors of the Person purchasing such assets immediately after such sale or disposition.

    2.11 Management Committee means the Management Committee established in accordance with the New England Electric System
  Companies' Incentive Compensation Plan I.

    2.12 New England Electric System means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation, or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer, or agent thereof assumes or shall be held to any liability therefor.

    2.13 Participant means an individual who has been selected, in accordance with Section 4.01, or an equivalent prior provision, to be a participant in the Plan.

    2.14 Person shall have the meaning given in Section
  3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include
  (i) New England Electric System or any subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of New England Electric System or any subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of New England Electric System in substantially the same proportions as their ownership of shares of New England Electric System.

    2.15 Plan Year means a calendar year.

    2.16 SBU means the business unit (administrative services, retail business, or wholesale business) in which the Participant is employed. If the Participant joins a different
  SBU during the Plan Year, the Participant's service will be allocated on a proportional basis to each of said SBUs.

    2.17 SBU Head means the New England Electric System Vice
  President responsible for the SBU.

    2.18 Senior Incentive Compensation Plan means New
  England Electric Companies' Senior Incentive Compensation Plan, as amended from time to time.

  III.   ADMINISTRATION
    --------------

    3.01 Administration and Interpretation. The Plan shall be administered by the Management Committee, and interpretations of the Plan by the Management Committee shall be final and binding by all parties.

    3.02 Amendment or Termination. The Management Committee may amend or terminate the Plan at any time; provided, however, that no such action shall affect any right or obligation with respect to any Incentive Compensation previously granted; and provided, further, the provisions of Article IX and Sections
  2.04 and 2.05 may not be amended without the written consent of any Participant affected.

    3.03 No Segregation of Assets; No Assignment.  New
  England Electric System is not required to set aside or segregate any assets of any kind to meet obligations under this Plan. A Participant has no rights under this Plan to any specific assets of New England Electric System. A Participant may not commute, sell, assign, transfer, or otherwise convey the right to receive any payments under this Plan, which payments and the right thereto shall be, to the fullest extent permited by law, nonassignable and nontransferable, whether voluntarily or involuntarily.

    3.04 Participant List. The Management Committee shall be responsible for maintaining an up-to-date list of the Participants in the Plan.

    3.05 Accounting.  The Manager of Internal Audits and the
  Controller will be responsible to the Management Committee for accounting matters directly affecting the Plan.

  IV.    PARTICIPATION
    -------------

    4.01 Selection. The participants in the Plan will be selected by the Management Committee.

    4.02 Notification. It is anticipated (but not binding) that the Management Committee shall notify by December 1 of each year those executives who for the following year have been included in the Plan and those that may be subsequently dropped from the Plan.

    4.03 Goals. The SBU Head, or his or her designees, shall establish individual goals for each Participant for each Plan Year and shall advise each Participant what goals have been so established.

  V.     PARTICIPANTS' COMPENSATION
    --------------------------

    5.01 Base Compensation and Incentive Compensation. The compensation for each Participant will consist of two parts:
  Base Compensation and Incentive Compensation.

  VI.    BASE COMPENSATION
    -----------------

    6.01 Performance Evaluation. A Participant's performance will be evaluated and his/her compensation, including any merit or promotional increase, will be set in accordance with the New England Electric Salary Management
  Program. A Participant's Base Compensation may be set anywhere within the salary range.

  VII.   INCENTIVE COMPENSATION
    ----------------------

    7.01 Incentive Compensation Amounts. When the books are closed at the end of a Plan Year and the amount of the Fund for that year is determined in accordance with Article VIII, the SBU Head will recommend to the Management Committee and the Management Committee will determine the appropriate amount to be awarded each Participant, and this money will be distributed to the Participants by the end of March following the Plan
  Year.

    7.02 Criteria for Determining Incentive Compensation.
  In arriving at each Participant's Incentive Compensation, the SBU Head and the Management Committee shall be governed by the degree of success achieved by the Participant in reaching his/her individual goals which were established prior to the Plan Year. Their decision will be binding. The money remaining in the Fund will be allocated among all the Participants based upon their total individual performances during the Plan Year.

    7.03 Notification of Award. The SBU Head shall be responsible for seeing that each Participant is told the basis for the size of his/her Incentive Compensation.

    7.04 Cooperation of Others. To achieve any of the established goals will require the close cooperation of all the Participants. If the SBU Head or the Management Committee feels in any instance that lack of such cooperation by others is making it difficult for a Participant to achieve his/her individual goals, the dollars not paid to this Participant will not be distributed to the other members of the Plan.
  Otherwise, all money in the Fund will be distributed.

  VIII.  INCENTIVE COMPENSATION FUND
    ---------------------------

    8.01 Calculation. The Fund for each SBU Plan will be based on the sum of the percentages for the Corporate Targets reached multiplied by the sum of the Base Compensation for all Participants in that SBU, namely:

  Return on
  Common Equity - Target A      6%

  Return on
  Common Equity - Target B      2 1/2%

  Return on
  Common Equity - Target C      6%

  Return on
  Common Equity - Target D      2 1/2%

  Cents Per
  Kilowatthour - Target A 3%

  Cents Per
  Kilowatthour - Target B 2%

    8.02 Scaling. Results will be scaled using straight line interpolation between the Return on Common Equity Targets A and B and between Return on Common Equity Targets C and D.
  In determining whether the Return on Common Equity Targets are met, the Management Committee may enhance or curtail the actual return on equity in response to extraordinary events or other factors relevant to performance of New England Electric System companies.

    8.03 Minimum Performance Requirement. If the Low Return
  Target is not achieved, there will be no Incentive Compensation for the Plan Year.

  IX.    PAYMENT UPON CHANGE OF CONTROL
    ------------------------------

    9.01 Change of Control. In the event of a Change in Control or Major Transaction, each Participant will receive, within 30 days, a cash payment equal to the average of the bonus percentages for the last three years (or, if less than three years, the number of full calendar years since December 31, 1995) for this Plan prior to the Change in Control or Major Transaction times the Participant's Base Compensation. If the Change in Control or Major Transaction occurs prior to the determination and payment of the Incentive Compensation for the prior Plan Year, the Participant will also receive within 30 days a cash payment equal to said percentage times the Participant's Base Compensation received in the prior Plan Year; provided, however, if it is determind that the Fund percentage calculated in accordance with Sections 8.01 and 8.02 for said prior Plan Year would have been greater, such higher percentage will be used. No further benefits will be payable from this Plan.

  X.     GENERAL PROVISIONS
    ------------------

    10.01     Other Benefit Plans.  A Participant's
  Incentive Compensation will not be used in determining a Participant's benefits under any group insurance plan or any incentive program other than New England Electric Companies'
  Incentive Share Plan.

    10.02     Termination of Participation; Interplan
  Transfer. If, for any reason, a Participant should cease to be actively employed by a subsidiary of New England Electric System prior to July 1 of a Plan Year, that person will not be deemed a Participant for that year unless the SBU Head determines there are extraordinary circumstances which justify inclusion. A Participant who ceases to be so actively employed during the last six months of a Plan year will be deemed a Participant for that year on a proportional basis. The SBU Head will also determine the extent, if any, of participation by the person replacing a Participant. If a Participant becomes a participant in another incentive compensation plan during the Plan Year, the Participant will be deemed to be a Participant for that year on a proportional basis in each of the Plans, respectively.

    10.03 Future Employment. Neither the Plan nor the making of awards hereunder shall be construed to create any obligation to continue the Plan or to give any present or future employee any right to continued employment.

    10.04     Headings.  The headings of articles and
  sections of the Plan are for convenience of reference only.

    10.05     Gender and Number.  Unless the context
  requires otherwise, the singular shall include the plural; the masculine gender shall include the feminine; and such words as "herein," "hereinafter," "hereof," and "hereunder" shall refer to this instrument as a whole and not merely to the subdivisions in which such words appear.

    10.06 Governing Law. Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed by the laws of The Commonwealth of Massachusetts.

    10.07 Effective Date. This Amendment shall be effective January 1, 1996.

                       s/John W. Rowe
  Date:
                       J.W. Rowe

                       s/J.T. Bok
  Date:  April 20, 1995
                       J.T. Bok

                       The Management Committee

                       In accordance with votes of the New
                         England Electric System Compensation
                         Committee of October 24, 1995